UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 20, 2014

NUANCE COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36056	94-3156479
(State or other jurisdiction of	(Commission File Number) incorporation)	(I.R.S. Employer Identification No.)

1 Wayside Road

Burlington, Massachusetts 01803

(Address of principal executive offices)

(781) 565-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2014, Patrick T. Hackett, a member of the Board of Directors (the “Board”) of Nuance Communications, Inc. (the “Company”), notified the Company of his decision to resign from the Board effective immediately. Prior to his resignation, Mr. Hackett had also served as a member of the Board’s Compensation Committee. Mr. Hackett’s resignation was not due to any disagreement with the Company’s operations, policies or procedures.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 22, 2014	NUANCE COMMUNICATIONS, INC.

	By:	/s/ Thomas L. Beaudoin
Thomas L. Beaudoin, Executive Vice President and Chief Financial Officer